UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     April 26, 2006
                                                ______________________________



                           GS FINANCIAL CORP.
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)



         Louisiana                      000-22269                  72-1341014
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                          Identification No.)



3798 Veterans Boulevard, Metairie, Louisiana                         70002
______________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code     (504) 457-6220
                                                  ___________________________



                             Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 7.01 Regulation FD Disclosure
          ------------------------

     On April 26, 2006, GS Financial Corp. (the "Company") issued a press release announcing the declaration of a quarterly cash dividend.

     For additional information, reference is made to the Company's press release dated April 26, 2006, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Company into which may be incorporated.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d) The registrant's press release, dated April 26, 2006, is attached hereto as Exhibit 99.1.






















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   GS FINANCIAL CORP.



Date:  April 26, 2006              By: /s/ Stephen E. Wessel
                                       -----------------------------
                                       Stephen E. Wessel
                                       President and Chief Executive Officer






































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                          EXHIBIT INDEX

        Exhibit No.      Description
        ----------       ---------------------------------------

        99.1             Press release dated April 26, 2006